UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 24, 2004

PACIFICORP

(Exact name of registrant as specified in its charter)

STATE OF OREGON (State or other jurisdiction of incorporation)	1-5152 (Commission File No.)	93-0246090 (I.R.S. Employer Identification No.)

825 N.E. Multnomah, Suite 2000, Portland, Oregon (Address of principal executive offices)	97232-4116 (Zip Code)

Registrant’s telephone number, including area code:
(503) 813-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS

On August 24, 2004, PacifiCorp issued $200 million of its 4.95% Series of First Mortgage Bonds due August 15, 2014 and $200 million of its 5.90% Series of First Mortgage Bonds due August 15, 2034.

PacifiCorp intends to use the proceeds for general corporate purposes, including the reduction of short-term debt.

The Seventeenth Supplemental Indenture to PacifiCorp’s Mortgage and Deed of Trust, between PacifiCorp and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee, which relates to these First Mortgage Bond issuances and is dated as of August 1, 2004, is attached as an exhibit under Item 9.01.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits.

4. Seventeenth Supplemental Indenture, dated as of August 1, 2004, to PacifiCorp’s Mortgage and Deed of Trust Dated as of January 9, 1989.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFICORP (Registrant)
By	/s/ Andrew P. Haller

Andrew P. Haller Senior Vice President, General Counsel and Corporate Secretary

Date: August 24, 2004